UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Implant Sciences Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
•	Title of each class of securities to which transaction applies:
______________________________________________________________________________________
•	Aggregate number of securities to which transaction applies:
______________________________________________________________________________________
•	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________________
•	Proposed maximum aggregate value of transaction.
______________________________________________________________________________________
•	Total fee paid:
______________________________________________________________________________________

☐ Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number , or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
______________________________________________________________________________________
2)	Form, Schedule or Registration Statement No.:
______________________________________________________________________________________
3)	Filing Party:
______________________________________________________________________________________
4)	Date Filed:

Implant Sciences Corporation
600 Research Drive, Wilmington, Massachusetts 01887
___________________________________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Meeting Date:  Wednesday, June 16, 2010

To the Stockholders of Implant Sciences Corporation:

A Special Meeting of Stockholders (the “Special Meeting”) of Implant Sciences Corporation, a Massachusetts corporation (“Implant” or the “Company”), is to be held on Wednesday, June 16, 2010, at 10:00 a.m. Eastern Time, at the offices of the Company located at 600 Research Drive, Wilmington, MA 01887, to consider and act upon the following matters:

1)	To approve an amendment to the Company’s Amended and Restated Articles of Organization to increase the number of authorized shares of Common Stock from 50,000,000 shares to 200,000,000 shares; and

2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Company’s board of directors has fixed the “record date” to be the close of business on May 4, 2010. Only those stockholders whose names appear of record at the Company’s close of business on May 4, 2010, as holders of record of the Company common stock, are entitled to receive notice of and to vote at the Special Meeting or any adjournments thereof.

All stockholders are invited to attend the Special Meeting. Stockholders can help the Company avoid unnecessary costs and delay by completing and promptly returning the enclosed proxy card. The presence, in person or by properly executed proxy, of a majority of common stock outstanding on the record date is necessary to constitute a quorum at the Special Meeting.

Meeting Attendance:  Please note that if you are attending the Special Meeting proof of Implant common stock ownership as of the record date must be presented in addition to valid photo identification.

Please Vote:  Every stockholder’s vote is important. Whether or not you intend to be present at the Special Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors,

/s/ GLENN D. BOLDUC
Wilmington, MA	Glenn D. Bolduc
May 18, 2010	President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on June 16, 2010:  The Proxy Statement for the Special Meeting is available at http://www.implantsciences.com.

You may obtain directions to the Special Meeting by sending a written request to Implant Sciences Corporation, attention Investor Relations, 600 Research Drive, Wilmington, Massachusetts 01887 or by visiting our website at http:\\www.implantsciences.com/directions.html.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
IMPLANT SCIENCES CORPORATION

Meeting Date:  Wednesday, June 16, 2010

GENERAL MATTERS

This Proxy Statement is being furnished to the stockholders of Implant Sciences Corporation (“Implant” or the “Company”) in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held on Wednesday, June 16, 2010, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting, and at any adjournment or postponement of that meeting. This Proxy Statement and accompanying form of proxy will be first mailed to stockholders on or about May 18, 2010.

VOTING PROCEDURES

Qualifications to Vote

Holders of shares of common stock of the Company (the “Common Stock”) at the close of business on May 4, 2010, (the “Record Date”) will be entitled to receive notice of and vote at the Special Meeting.

Shares Entitled to Vote

On the Record Date of May 4, 2010, there were 24,624,195 shares of the Company’s Common Stock outstanding which will be entitled to vote at the Special Meeting.

Votes per Share

Holders of the Company’s Common Stock (the “Common Stockholders”) are entitled to one vote per share of Common Stock they held of record on the Record Date on each matter that may properly come before the Special Meeting.

Proposal Requiring Stockholder Vote

To consider and act upon the following matters:

1)	To approve an amendment to the Company’s Amended and Restated Articles of Organization to increase the number of authorized shares of Common Stock from 50,000,000 shares to 200,000,000 shares; and

2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Time and Place

The Special Meeting of Stockholders of Implant Sciences Corporation, a Massachusetts corporation, will be held on Wednesday, June 16, 2010, at 10:00 a.m. Eastern Time, at the offices of the Company located at 600 Research Drive, Wilmington, MA 01887.

Meeting Attendance

Please note that if you are attending the Special Meeting proof of Implant Common Stock ownership as of the Record Date of May 4, 2010 must be presented in addition to valid photo identification.

Voting by Proxy

Stockholders are asked to complete and promptly return the enclosed proxy card by mail.

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1.

Quorum

Common Stockholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Special Meeting. The presence, in person or by properly executed proxy, of the Common Stockholders holding a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Special Meeting. Abstentions and “broker non-votes” (in cases when a broker has delivered a proxy that does not have authority to vote on the proposal in question) are counted as present in determining whether or not there is a quorum. If a quorum is not present at the time the Special Meeting is convened, the Company may adjourn or postpone the Special Meeting.

Procedures

All Common Stock represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting and not properly revoked will be voted at the Special Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR Proposal #1, and persons designated as proxies will vote with their best judgment on such other business as may properly come before the Special Meeting. The Board of Directors does not know of any matters that will come before the Special Meeting other than that described in the Notice of Special Meeting attached to this Proxy Statement.

Vote Required to Approve Proposal

The vote of Common Stockholders holding a majority of the shares of Common Stock outstanding as of the record date is required to approve the amendment to the Company’s Amended and Restated Articles of Organization to increase the number of authorized shares of Common Stock from 50,000,000 shares to 200,000,000 shares. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the proposal to approve an amendment to the Company’s Amended and Restated Articles of Organization to increase the number of authorized shares of Common Stock from 50,000,000 shares to 200,000,000 shares.

Revoking a Proxy

Any proxy given pursuant to this solicitation may be revoked at any time before it is voted. Common Stockholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company a duly executed revocation and proxy bearing a later date or by voting in person by written ballot at the Special Meeting. Attendance at the Special Meeting will not of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to:  Roger P. Deschenes, Vice President, Finance of Implant Sciences Corporation, 600 Research Drive, Wilmington, Massachusetts 01887.

Cost of Proxy Solicitation

The costs of solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone, facsimile or electronic mail, by directors, officers or regular employees of the Company, without additional compensation. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of the Company’s Common Stock held of record by such persons, and will be reimbursed by the Company for reasonable expenses incurred therewith.

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2.

Company’s Transfer Agent

Computershare Trust Company
350 Indiana Street
Suite 800
Golden, Colorado 80401

Stockholder Information:  1-800-962-4284
Web site:  www.computershare.com

Voting Results

Implant Sciences Corporation will announce preliminary voting results at the Special Meeting and publish final results in a Form 8-K.

Please Vote

Every stockholder’s vote is important. Whether or not you intend to be present at the Special Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States.

Directions

You are cordially invited to attend Implant’s special meeting of stockholders on June 16, 2010 at 10:00 a.m. Eastern Time. The meeting will be held at the offices of the Company located at 600 Research Drive, Wilmington, MA 01887. You may obtain directions to the Special Meeting by sending a written request to Implant Sciences Corporation, attention Investor Relations, 600 Research Drive, Wilmington, Massachusetts 01887, or by visiting our website at http:\\www.implantsciences.com/directions.html.

Important Notice Regarding the Availability of Proxy Materials for Special Meeting of Stock holders to Be Held on June 16, 2010:  This Notice of Special Meeting of Stockholders and Proxy Statement are available at http://www.implantsciences.com.

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3.

PROPOSAL 1

Amendment to the Company’s Amended and Restated Articles of Organization to increase the number of authorized shares of Common Stock from 50,000,000 shares to 200,000,000 shares

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote FOR the approval of an amendment to the Company’s Amended and Restated Articles of Organization to increase the number of authorized shares of Common Stock from 50,000,000 shares to 200,000,000 shares.

Description of Proposed Amendment

The Board of Directors (the “Board”) has unanimously approved, subject to stockholder approval, an amendment to the Company’s Amended and Restated Articles of Organization to increase the number of authorized shares of Common Stock from 50,000,000 shares to 200,000,000 shares. No change is being proposed in the number of authorized shares of the Company’s preferred stock, which will remain at 5,000,000 shares. To accomplish the increase in authorized shares of Common Stock, the Board of Directors proposes that Article III of the Company’s Amended and Restated Articles of Organization be amended by the filing of the Articles of Amendment set forth on Appendix A attached to this proxy statement.

Why We are Seeking Stockholders’ Approval

On May 4, 2010, the Company’s Board of Directors adopted, subject to stockholder approval, an amendment of the Company’s Amended and Restated Articles of Organization to increase the number of authorized shares of Common Stock from 50,000,000 to 200,000,000. The proposed Articles of Amendment, as adopted by the Company’s Board of Directors, (the “Articles of Amendment”) are attached to this proxy statement as Appendix A. This amendment will not increase or decrease the number of shares of Preferred Stock that the Company would be authorized to issue.

Under the Company’s Amended and Restated Articles of Organization as currently in effect, the Company is authorized to issue up to 50,000,000 shares of Common Stock. As of May 4, 2010, the Company had outstanding 24,624,195 shares of Common Stock and had reserved for potential future issuance:

•
3,381,535 shares of Common Stock issuable upon exercise of stock options then outstanding under the Company’s equity incentive plans or reserved for issuance under the Company’s equity incentive plans;

•	380,453 shares of Common Stock issuable under the Company’s employee stock purchase plan;
•	18,750,000 shares of Common Stock issuable upon conversion of outstanding convertible notes;
•	2,992,986 shares of Common Stock issuable upon conversion of outstanding warrants and other convertible instruments; and
•	18,043,056 shares of Common Stock issuable upon conversion of the outstanding convertible preferred stock.

Accordingly, as of May 4, 2010, the Company had 50,000,000 authorized shares of Common Stock and had obligations to issue a total of 68,172,225 shares of Common Stock. The Company must increase the number of authorized shares of Common Stock in order to meet its current obligations. In addition, the Company will require additional capital in the foreseeable future to repay indebtedness of approximately $12,000,000, including all principal and accrued interest, to DMRJ Group LLC on or before September 30, 2010, and to execute its growth strategy. The Company will need to have additional shares of Common Stock available in order to raise additional capital.

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4.

Share Count Summary as of May 4, 2010

	Common Stock		Preferred Stock
	Par Value	Number of Shares	Par Value	Number of Shares
Authorized before Amendment to Articles of Organization	$0.10	50,000,000	$0.10	5,000,000

Outstanding		24,624,195
Reserved for:
Stock option plans:
Granted		3,336,538
Future issuance		44,997
Employee stock purchase plan		380,453
Convertible notes		17,750,000
Convertible preferred stock		17,709,723		2,646,063
Warrants and other convertible instruments		2,992,986
Total outstanding and reserved		66,838,892		2,646,063

Authorized after Amendment to Articles of Organization	$0.001	200,000,000	$0.10	5,000,000

If the increase in the number of authorized shares of Common Stock set forth in the Articles of Amendment is approved by the stockholders, the Company will be able to issue the additional authorized shares of Common Stock in the future for any proper corporate purpose including, without limitation, conversion of the outstanding convertible debt or preferred stock, exercise of the outstanding warrants or other convertible instruments, financings, acquisitions, other business transactions, and equity incentive plans and stock purchase plans. The additional shares to be authorized will be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. Except as required by law, the Company’s Board of Directors will be authorized to issue such additional shares upon such terms as the Board of Directors deems appropriate without further shareholder approval.

Shares of the Company’s Common Stock, including the proposed additional shares, do not have preemptive or similar rights, which means that the current shareholders do not have the right to purchase any new shares in order to maintain their proportionate ownership in the Company. Holders of Common Stock are not entitled to dividends except as declared by the Board of Directors, and the Board of Directors has never declared any such dividends in the past. The Company has no plans to pay such dividends in the foreseeable future.

The proposed increase in the number of authorized shares of Common Stock will allow the Company to meet its current obligations and will provide the Company with greater flexibility to enter into future financings, acquisitions and other business transactions. While the proposed increase in the number of authorized shares of Common Stock will not have any immediate effect on existing shareholders, the future issuance of additional shares of Common Stock (other than in connection with stock splits and stock dividends) will dilute the percentage ownership of the current shareholders. Although the Company is in discussions with a number of prospective investors with respect to possible equity financings, the Company has not yet received or approved any specific proposals. The Company believes, however, that it will be required to issue a significant number of shares of Common Stock in connection with any equity financing it may complete. There can be no assurance, however, that the Company will receive or approve any such proposals or that any equity financing can be completed. Other than as described above, the Company has no present plans to issue any significant number of shares of Common Stock.

Notwithstanding a favorable vote of the stockholders, the Company reserves the right, by action of the Board of Directors, to abandon or defer the amendment to the Amended and Restated Articles of Organization prior to filing the Articles of Amendment with the Secretary of the Commonwealth of Massachusetts if it determines that such abandonment is in the best interests of the Company.

Approval of the amendment of the Company’s Amended and Restated Articles of Organization as described above and in the Articles of Amendment attached as Appendix A to this proxy statement will require the affirmative vote of the holders of a majority of the total outstanding shares of Common Stock. Unless otherwise specified therein, shares represented by the enclosed proxy will be voted at the Special Meeting in favor of approval of the Articles of Amendment.

The Board of Directors recommends that shareholders vote “FOR” such approval.

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5.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of our common stock, as of March 31, 2010, of (i) each person known by us to beneficially own 5% or more of such shares; (ii) each of our directors and executive officers; and (iii) all of our current executive officers, directors, and significant employees as a group. Except as otherwise indicated, all shares are beneficially owned, and the persons named as owners hold investment and voting power.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Under this rule, certain shares may be deemed to be beneficially owned by more than one person, if, for example, persons share the power to vote or the power to dispose of the shares. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares, for example, upon exercise of an option or warrant, within 60 days of March 31, 2010. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person, and only such person, by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class (2)
Executive Officers and Directors
Brenda Baron (3)	41,641	*
Glenn D. Bolduc (4)	299,889	1.3%
Roger P. Deschenes (5)	39,598	*
Todd A. Silvestri (6)	38,801	*
Jeffrey T. Tehan (7)	58,583	*
John Keating (8)	200,000	*
Joseph E. Levangie (9)	240,000	1.1%
Robert Liscouski (10)	200,000	*
Howard Safir (11)	200,000	*
Michael Turmelle (12)	1,500,000	6.3%

Other 5% Stockholders
Robert J. Ferran	1,559,600	7.0%
Laurus Master Fund, Ltd. (In Liquidation) (13) Psource Structured Debt Limited Laurus Capital Management, LLC Valens U.S. SPV I, LLC Valens Offshore SPV I, Ltd. Valens Capital Management, LLC Chris Johnson Russell SmithDavid Grin Eugene Grin c/o Laurus Capital Management, LLC 335 Madison Avenue New York, NY 10017	1,582,017	7.0%
All executive officers and directors as a group (10 persons) (13)	2,818,512	11.3%

*      Less than 1%

(1)	Unless otherwise indicated, the business address of the stockholders named in the table above is Implant Sciences Corporation, 600 Research Drive, Wilmington, MA 01887.

(2)	Based on 22,424,195 outstanding shares as of March 31, 2010.

(3)	Includes 41,641 shares of common stock which may be purchased within 60 days of March 31, 2010 upon the exercise of stock options.

(4)	Includes 299,889 shares of common stock which may be purchased within 60 days of March 31, 2010 upon the exercise of stock options.

6.

(5)	Includes 39,598 shares of common stock which may be purchased within 60 days of March 31, 2010 upon the exercise of stock options.

(6)	Includes 38,801 shares of common stock which may be purchased within 60 days of March 31, 2010 upon the exercise of stock options.

(7)	Includes 58,583 shares of common stock which may be purchased within 60 days of March 31, 2010 upon the exercise of stock options.

(8)	Includes 200,000 shares of common stock which may be purchased within 60 days of March 31, 2010 upon the exercise of stock options.

(9)	Includes 240,000 shares of common stock which may be purchased within 60 days of March 31, 2010 upon the exercise of stock options.

(10)	Includes 200,000 shares of common stock which may be purchased within 60 days of March 31, 2010 upon the exercise of stock options.

(11)	Includes 200,000 shares of common stock which may be purchased within 60 days of March 31, 2010 upon the exercise of stock options.

(12)
Includes 250,000 shares of common stock which may be purchased within 60 days of March 31, 2010 upon the exercise of stock options and 1,250,000 shares of common stock which may be purchased within 60 days of March 31, 2010 upon the conversion of a promissory note.

(13)	Information based on Schedule 13G/A filed by the shareholder on February 16, 2010.

(14)	See footnotes (3) through (12).

OTHER BUSINESS

The Board of Directors does not intend to present at the Special Meeting any business other than the items stated in the “Notice of Special Meeting of Stockholders” and does not know of any matters to be brought before the Special Meeting other than that referred to above. If, however, any other matters properly come before the Special Meeting requiring a stockholder vote, the persons designated as proxies will vote on each such matter in accordance with their best judgment.

STOCKHOLDER PROPOSALS

Any proposal to be presented at the 2010 Annual Meeting of Stockholders must have been received at the principal executive offices of the Company no later than July 16, 2010, in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such Annual Meeting of Stockholders. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission relating to stockholder proposals, and it is suggested that proponents of any proposals submit such proposals to the Company sufficiently in advance of the deadline by Certified Mail-Return Receipt Requested.

If a stockholder intends to present a proposal at the Company’s 2010 Annual Meeting of Stockholders without the inclusion of such proposal in the Company’s proxy material and written notice of such proposal is not received by the Company on or before July 16, 2010, proxies solicited by the Board of Directors for the 2010 Annual Meeting of Stockholders will confer discretionary authority to vote on such proposal if presented at the meeting. Stockholders’ proposals should be sent to: Roger P. Deschenes, Vice President, Finance of Implant Sciences Corporation, 600 Research Drive, Wilmington, Massachusetts 01887. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

By Order of the Board of Directors,

/s/ GLENN D. BOLDUC
Wilmington, MA	Glenn D. Bolduc
May 18, 2010	President and Chief Executive Officer

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7.

APPENDIX A

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Amendment

(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)

(1) Extract name of corporation:	Implant Sciences Corporation
(2) Registered office address:	600 Research Drive, Wilmington, MA 01887
(number, street, city or town, state, zip code)
(3) These articles of amendment affect article(s):	III
(specify the number(s) of article(s) being amended (I-VI))
(4) Date adopted:
(month, day, year)
(5) Approved by:
(check appropriate box)
☐ the incorporators.
☐ the board of directors without shareholder approval and shareholder approval was not required.
☒ the board of directors and the shareholders in the manner required by law and the articles of organization.
(6) State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.

Article III: The amendment to Article III is described on the following page.

To change the number of shares and the par value, * if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:

Total authorized prior to amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
		Common	50,000,000	$.10
		Preferred	5,000,000**	$.10

** Of which 250,000 shares are designated Series A Preferred Stock; 200,000 shares are designated Series B Preferred Stock; 250,000 shares are designated Series C Preferred Stock; 500,000 shares are designated Series D Preferred Stock; 1,000,000 shares are designated Series E Preferred Stock; and 2,000,000 shares are designated Series F Preferred Stock.

Total authorized after amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
		Common	200,000,000	$.001
		Preferred	5,000,000**	$.10

** Of which 250,000 shares are designated Series A Preferred Stock; 200,000 shares are designated Series B Preferred Stock; 250,000 shares are designated Series C Preferred Stock; 500,000 shares are designated Series D Preferred Stock; 1,000,000 shares are designated Series E Preferred Stock; and 2,000,000 shares are designated Series F Preferred Stock.

(7) The amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:

*G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.

Signed by:
____________________________________ (signature of authorized individual)
☐ Chairman of the board of directors,
☐ President,
☐ Other officer,
☐ Court-appointed fiduciary,
on this day of , .

COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Amendment

(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)

I hereby certify that upon examination of these articles of amendment, it appears that the provisions of the General Laws relative thereto have been complied with, and the filing fee in the amount of $  having been paid, said articles are deemed to have been filed with me this day of , 20 , at a.m./p.m.
time

Effective date:
(must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN
Secretary of the commonwealth

Filing fee: Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.

TO BE FILLED IN BY CORPORATION

Contact Information:

___________________________

___________________________

___________________________

Telephone: _______________________

Email: ___________________________

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

Appendix B
IMPLANT SCIENCES CORPORATION.
600 RESEARCH DRIVE
WILMINGTON, MASSACHUSETTS 01887

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposal(s):
	For	Against	Abstain
1. To approve an amendment to the Company’s Amended and Restated Articles of Organization to increase the number of authorized shares of Common Stock from 50,000,000 shares to 200,000,000 shares.	□	□	□

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

B-1

IMPLANT SCIENCES CORPORATION
This proxy is solicited by the Board of Directors for the
Special Meeting of Stockholders to be held on
Wednesday, June 16, 2010, at 10:00 AM Eastern Time at the
offices of the Company at 600 Research Drive, Wilmington, MA 01887

The undersigned hereby constitutes and appoints Glenn D. Bolduc, Roger P. Deschenes, and each of them, attorneys with full power of substitution, with the powers the undersigned would possess if personally present, to vote all shares of Common Stock of the undersigned in IMPLANT SCIENCES CORPORATION at the Special Meeting of stockholders to be held on Wednesday, June 16, 2010, and at any adjournments thereof and on all matters properly coming before the meeting.

This proxy will be voted as directed or, if no direction is indicated, will be voted FOR Proposal # 1.

Note: Please note that if you are attending the Special Meeting, proof of Implant Common Stock ownership as of the record date must be presented in addition to valid photo identification.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on June 16, 2010:  The Proxy Statement for the Special Meeting is available at http://www.implantsciences.com.

Continued and to be signed on reverse side

B-2